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EUROCOPTER                                                                                                 PURCHASE AGREEMENT
2701 forum drive, grand prairie, texas  75052-7009
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
CUSTOMER:                               FAX NUMBER: (303) 792-4780              DATE PREPARED:  AUGUST 10, 2005
AIR METHODS CORPORATION                                                         REVISION II
7301 SOUTH PEORIA                       PHONE: (303) 792-7400
                                                                                ---------------------------------------------
ENGLEWOOD, CO  80112-4133               CONTACT:  AARON TODD, CEO               CONTRACT N                V-4023D-F
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ITEM N  QUANTITY                                     DESCRIPTION                                          UNIT PRICE   TOTAL
=============================================================================================================================
                                                                                                                     US FUNDS
1        [***]    NEW, EC135P2 SP IFR, IN STD CONFIGURATION, INCLUDING:                                       [***]     [***]

                    -  Central Panel Display System (CPDS)   -  Pilot Window with Sliding Vent
                    -  Bleed Air Heating                     -  Rotor Brake System
                    -  Mast Moment System                    -  Starter Generator - 2 X 200A
                    -  Rear Avionics Compartment             -  3-Color Exterior Paint

2        [***]    CREDIT FOR NO PAINT                                                                         [***]     [***]

3        [***]    SPECIAL CONSIDERATION                                                                       [***]     [***]

                                                                               SUBTOTAL, BASIC AIRFRAME       [***]     [***]

4                 BASIC EQUIPMENT:  SP IFR OPERATIONS

         [***]      Automatic Flight Control System - (AFCS)                                                  [***]     [***]
         [***]      Pitch & Roll SAS for IFR Operations included with Autopilot                               [***]     [***]
         [***]      MEGHAS Sensor Kit, consisting of:                                                         [***]     [***]
                    -  AHRS - Dual APIRS 2101F (SFIM)                                                         [***]     [***]
                    -  Air Data System - Dual ADU 3000                                                        [***]     [***]
                    -  Pelikan Rack (4 slot)                                                                  [***]     [***]
         [***]    Single AC (Alternating Current)                                                             [***]     [***]
                  System with Inverter
         [***]    Copilot Pitot/Static System                                                                 [***]     [***]
         [***]    40Ah Battery, 24V - SAFT                                                                    [***]     [***]
         [***]    Starter/Generator  - 2 X 200A, 28VDC                                                        [***]     [***]
         [***]    Center Console                                                                              [***]     [***]
         [***]    Slant Panel                                                                                 [***]     [***]
         [***]    Windshield Wiper System                                                                     [***]     [***]
         [***]    Landing & Searchlight 400/200W, Fixed Provisions                                            [***]     [***]
         [***]    Reinforced Rear Landing Crosstube                                                           [***]     [***]
                                                           SUBTOTAL, BASIC EQUIPMENT - SP IFR OPERATION       [***]     [***]

5                 MEGHAS DISPLAY SYSTEM

         [***]      Thales Meghas Single System                                                               [***]     [***]
                    -  (2) SMD45 Display - EADI/EHSI                                                          [***]     [***]
                    -  (2) ICP Control Unit                                                                   [***]     [***]
                    -  (1) RCU Reconfiguration Control                                                        [***]     [***]
                    -  (2) FCDM Flight Control Display                                                        [***]     [***]
         [***]      Display Ventilation  - required for Thales displays - factory installed                   [***]     [***]

6                 AIRFRAME EQUIPMENT: FACTORY INSTALLED

         [***]    Dual Flight Controls                                                                        [***]     [***]
         [***]    Copilot Control Covers                                                                      [***]     [***]
         [***]    NVG Compatible Standard Cockpit Layout (excluding avionics)                                 [***]     [***]
         [***]    Wire Strike Protection System - Fixed Provisions                                            [***]     [***]
         [***]    Engine Compressor Wash Device                                                               [***]     [***]
                                                                           SUBTOTAL, AIRFRAME EQUIPMENT       [***]     [***]

7                 ADDITIONAL AIRFRAME EQUIPMENT:

         [***]    Wire Strike Protection System - Removable PartS                                             [***]     [***]
         [***]    Anti-Collision Light (Replaces standard Vertical Fin Strobe)                                [***]     [***]
         [***]    Fuzz Burners for Engines                                                                    [***]     [***]
         [***]    Fuzz Burners for MGB & TRGB                                                                 [***]     [***]
         [***]    Radar Radome w/Landing Light Relocation Kit                                                 [***]     [***]
         [***]    Map Case on Instrument Panel Glareshield                                                    [***]     [***]

                                                                           SUBTOTAL, AIRFRAME EQUIPMENT       [***]     [***]

8                 ADDITIONAL PROVISIONS:

         [***]    Airframe Warranty Extension - [***] hrs additional                                          [***]     [***]

                  Buyer's failure to timely finalize a/c configuration may result in additional costs and/or delivery delays.

                  TECHNICAL PUBLICATIONS (CHOOSE ONE):_____PAPER  _____CD ROM
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                      NOTE:  WARRANTY APPLICABLE IS SET FORTH IN PARAGRAPH 4 OF TERMS AND CONDITIONS HEREOF.
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DELIVERY DATE:    2006                  METHOD OF DELIVERY:  FAF GRAND PRAIRIE, TX                            TOTAL  EXTENDED
                                                                                                            PRICE/EA   PRICE
  FIRM DELIVERY DATES TO BE DETERMINED                                                                        [***]     [***]
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TYPE OF PAYMENT:                        DELIVERY DATE AND PRICES WILL BE FIRM PROVIDED BUYER
[***]                                   ACCEPTS AND RETURNS THIS DOCUMENT BY:  AUGUST 10, 2005
                                                                               ---------------





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                             THIS ORDER IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH                  BALANCE DUE
                                  ON THE ATTACHED HEREOF EXCEPT AS MODIFIED HEREON.                                     [***]
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ACCEPTED AND CONFIRMED:                                       DATE ACCEPTED:              BUYER:

  ON THIS ____ DAY OF   ____________________                                                      AIR METHODS CORPORATION
                                                              ---------------------------------------------------------------
               AMERICAN EUROCOPTER LLC                        ORDERED BY:
                                                              ---------------------------------------------------------------
    BY: ______________________________________________        TITLE:
                  AUTHORIZED REPRESENTATIVE
                                                              ---------------------------------------------------------------

Distribution: White/Accounting, Green/Customer Copy

***THE CONFIDENTIAL PORTION OF THIS AGREEMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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